FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00248

ADAMS DIVERSIFIED EQUITY FUND, INC.

(Exact name of registrant as specified in charter)

500 East Pratt Street, Suite 1300, Baltimore, Maryland 21202

(Address of principal executive offices)

Janis F. Kerns
Adams Diversified Equity Fund, Inc.
500 East Pratt Street, Suite 1300
Baltimore, Maryland 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 752-5900

Date of fiscal year end: December 31

Date of reporting period: June 30, 2025

Item 1. Reports to Stockholders.

ADAMS
DIVERSIFIED EQUITY FUND

SEMI-ANNUAL REPORT
JUNE 30, 2025
GET THE LATEST NEWS AND INFORMATION
adamsfunds.com/sign-up

Managed Distribution Policy

The Board of Directors of Adams Diversified Equity Fund, Inc. (the “Fund”) adopted a Managed Distribution Policy (“MDP”) to enhance long-term shareholder value by paying level quarterly distributions at a committed rate of 8% of average net asset value (“NAV”) per year. Distributions in accordance with the MDP began in the third quarter of 2024.
The Fund pays distributions four times a year. Distributions under the MDP can be derived from net investment income, realized capital gains, or possibly, returns of capital, and are payable in newly issued shares of common stock unless a shareholder specifically elects to receive cash. The Fund has committed to distribute 2% of average NAV for each quarterly distribution, with the fourth quarter distribution to be the greater of 2% of average NAV or the amount needed to satisfy minimum distribution requirements of the Internal Revenue Code for regulated investment companies. Average NAV is based on the average of the previous four quarter-end NAVs per share prior to each declaration date.
With each distribution, the Fund will issue a notice to shareholders that will provide detailed information regarding the amount and composition of the distribution and other related information. The amounts and sources of distributions reported in the notice to shareholders are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV in January for the previous calendar year that will indicate how to report these distributions for federal income tax purposes.

Disclaimers
The primary purpose of the MDP is to provide shareholders with a constant, but not guaranteed, rate of distribution each quarter. You should not draw any conclusions about the Fund’s investment performance from the amount of the current distribution or from the terms of the Fund’s MDP. The Board may amend or terminate the MDP at any time without prior notice to shareholders. However, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP.

Letter to Shareholders

Dear Fellow Shareholders,
Despite high levels of volatility and uncertainty, the S&P 500 Index rallied to an all-time high to close the first half of 2025. The year started strong amid optimism about business-friendly tax and regulatory policies from the Trump administration. That lasted only until mid-February, when the threat of high tariffs and their potential impact on the economy began to influence the market’s behavior. Fears of a recession and even stagflation led to a first quarter decline in the Index.
“Our Fund posted a 7.8% return on net asset value and a 12.4% return on market price, outperforming the 6.2% return of the S&P 500 during the six-month period.”

In early April, the “Liberation Day” tariff announcement produced another severe pullback in the equity markets, but recessionary fears receded as the tariffs were suspended amid ongoing trade negotiations. Meanwhile, strong corporate earnings and broadly positive economic data suggested resilient growth, and markets rallied. The S&P 500 climbed more than 20% from its April 8 low, advancing 6.2% in the first half of 2025.
Investors shook off early worries about the AI space, fueled by the reveal of Chinese start-up DeepSeek’s cheaply-developed AI model. There were also plenty of other issues the market had to discount, including ongoing tariff and trade uncertainty, heightened geopolitical tensions, concerns about the rising deficit associated with President Trump’s domestic policy bill, and weakening consumer confidence. In addition, U.S. gross domestic product contracted in the first quarter for the first time since early 2022.
While the first half of 2025 featured two dramatic market downturns and countless headlines that could, and at times did, shake investor confidence, there was never a sense of panic. We took comfort in the fact that the market remained focused on the things that drive results. Earnings continued to surprise to the upside, and revenues, profit margins, and free cash flow broadly improved. Companies that were executing well, with solid earnings growth and compelling long-term stories, continued to fuel market gains. We were pleased to see that investors did not get carried away with all the noise and uncertainty and believe it was a sign that the markets were behaving in a rational fashion.
In a six-month period that saw multiple shifts in sector leadership, Industrials and Communication Services generated the strongest returns in the S&P 500, followed by Utilities, Financials, and Information Technology. The Technology sector led the post-April rally, and, in the end, nine of 11 sectors were positive, with only Consumer Discretionary and Health Care declining during the period.
Our Fund posted a 7.8% return on net asset value and a 12.4% return on market price, outperforming the 6.2% return of the S&P 500 during the six-month period. Nine of 11 sectors contributed to our relative performance versus the S&P 500 in

Letter to Shareholders (continued)

the first half of the year, led by Consumer Discretionary, Health Care, and Financials. Consumer Staples and Communication Services were also substantial contributors. In contrast, Technology was the only notable detractor.
Our Consumer Discretionary holdings advanced 1.7%, versus a sector decline of 2.6%. Our positions in Uber Technologies and Booking Holdings drove the relative outperformance. Uber’s first-quarter revenue growth was solid, lifted by strength in international markets and the company’s partnership with autonomous taxi service Waymo, which launched in early 2025 to high utilization rates and productivity. Booking Holdings, which operates booking.com, Priceline, OpenTable, and Kayak, among other brands, continued to beat revenue and earnings forecasts, aided by its strength outside the United States.
In Health Care, the Fund benefited from strong stock selection within the medical services group. Our holdings advanced 2.5% while the sector declined 1.1% in the Index. Our position in drug distributor Cencora was a key contributor. The company continued to benefit from robust demand and sales growth for GLP-1 diabetes and weight loss drugs and higher-margin specialty medications. Revenues and profits surpassed expectations, and Cencora raised its full-year profit forecast in May. Two new additions to the Fund, diabetes-focused medical device maker Insulet and laboratory testing firm Quest Diagnostics, also boosted relative performance.
Our Financials holdings posted an 11.6% gain, benefiting from strong relative performance across all industry groups. Goldman Sachs Group shares increased on strong earnings driven by revenue growth from equities trading and financing. In the banking industry, JPMorgan Chase was a key contributor. The company continued to beat expectations for revenues and earnings amid robust trading and fee growth despite ongoing economic uncertainty. Our holding in Capital One Financial improved on continued strong consumer credit trends and the operating benefits expected from the acquisition of Discover Financial Services. American International Group provided significant upside performance during the market’s decline from February to early April.
Conversely, the Technology sector was the largest detractor from relative return in the first half of 2025, due in part to a pullback in many AI-related stocks. Shares of cloud networking provider Arista Networks declined sharply after the January release of DeepSeek’s AI model and failed to fully recover. The company’s first quarter results handily beat guidance, and we continue to believe that Arista will play a key role as the AI build-out continues.
For the six months ended June 30, 2025, the total return on the Fund’s net asset value (“NAV”) per share (with dividends and capital gains reinvested) was 7.8%. This compares to a 6.2% total return for the S&P 500 and a 5.7% total return for the Morningstar U.S. Large Blend category over the same time period. The total return on the market price of the Fund’s shares for the period was 12.4%.
For the twelve months ended June 30, 2025, the Fund’s total return on NAV was 15.1%. Comparable figures for the S&P 500 and the Morningstar U.S. Large Blend category were 15.2% and 13.6%, respectively. The Fund’s total return on market price was 18.0%.

Letter to Shareholders (continued)

During the first half of this year, the Fund paid distributions to shareholders in the amount of $109.9 million, or $.93 per share. On July 17, 2025, an additional distribution of  $.46 per share was declared for payment on August 28, 2025.
Heading into the second half of 2025, we remain mindful about the ultimate outcome of U.S. tariff policy and its effect on economic growth and consumer sentiment. We understand the concern that prices may rise and earnings could be impacted, but at this point the timing and magnitude are far from certain.
We will be keeping a close eye on this issue and others that could affect market behavior, and we’ll adjust as needed. That said, the lesson of the first half is an important one going forward: Overreaction to the news of the day and short-term issues can have an adverse impact on performance. We believe it’s more important to focus on long-term results and risk management. That’s why, like the markets in the first half of 2025, we will keep moving forward, seeking opportunities to invest in high-quality, fundamentally strong companies at attractive prices.
By order of the Board of Directors,
James P. Haynie, CFA
Chief Executive Officer
July 17, 2025

Portfolio Highlights

June 30, 2025
(unaudited)
Ten Largest Equity Portfolio Holdings
	Market Value	Percent of Net Assets
Microsoft Corporation	$216,074,904	7.7%
NVIDIA Corporation	209,810,720	7.5
Apple Inc.	170,496,270	6.1
Amazon.com, Inc.	114,675,153	4.1
Alphabet Inc. Class A	95,252,315	3.4
Meta Platforms, Inc. Class A	92,630,295	3.3
Broadcom Inc.	73,653,680	2.6
JPMorgan Chase & Co.	69,016,844	2.5
Adams Natural Resources Fund, Inc.*	52,488,588	1.9
Netflix, Inc.	46,631,185	1.7
	$1,140,729,954	40.8%

*
Non-controlled affiliated closed-end fund

Sector Weightings as a Percent of Net Assets

35%
30%
25%
20%
15%
10%
5%
0%
Communi-cation Services
Consumer Discretionary
Consumer Staples
Energy
Financials
Health Care
Industrials
Information Technology
Materials
Real Estate
Utilities

Statement of Assets and Liabilities

June 30, 2025
(unaudited)
Assets
Investments at value*:
Common stocks:
Unaffiliated issuers (cost $1,371,645,889)	$2,737,131,742
Non-controlled affiliate (cost $39,943,420)	52,488,588
Other investment in controlled affiliate (cost $150,000)	466,000
Short-term investments (cost $15,678,107)	15,677,797	$2,805,764,127
Cash		256,654
Investment securities sold		16,829,522
Dividends receivable		1,355,254
Prepaid expenses and other assets		4,194,407
Total Assets		2,828,399,964

Liabilities
Investment securities purchased		16,860,621
Due to officers and directors (note 8)		2,446,916
Accrued expenses and other liabilities		4,133,150
Total Liabilities		23,440,687
Net Assets		$2,804,959,277

Net Assets
Common Stock at par value $0.001 per share, authorized 150,000,000 shares; issued and outstanding 120,125,125 shares (includes 10,933 deferred stock units) (note 7)		$120,125
Additional capital surplus		1,395,773,393
Total distributable earnings (loss)		1,409,065,759
Net Assets Applicable to Common Stock		$2,804,959,277
Net Asset Value Per Share of Common Stock		$23.35

*
See Schedule of Investments beginning on page 16.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Six Months Ended June 30, 2025
(unaudited)
Investment Income
Income:
Dividends (includes $2,346,287 from affiliates)	$17,371,359
Other income	(65,770)
Total Income	17,305,589
Expenses:
Investment research compensation and benefits	3,663,620
Administration and operations compensation and benefits	1,503,803
Occupancy and other office expenses	405,930
Investment data services	416,996
Directors’ compensation	193,250
Shareholder reports and communications	202,634
Transfer agent, custody, and listing fees	180,777
Accounting, recordkeeping, and other professional fees	195,455
Insurance	144,841
Audit and tax services	80,666
Legal services	(244,583)
Total Expenses	6,743,389
Net Investment Income	10,562,200

Realized Gain (Loss) and Change in Unrealized Appreciation
Net realized gain (loss) on investments	95,265,366
Net realized gain distributed by non-controlled affiliate	140,456
Change in unrealized appreciation on investments (includes $(890,016) from affiliates)	93,998,465
Net Gain (Loss)	189,404,287
Change in Net Assets from Operations	$199,966,487
The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	(unaudited) Six Months Ended June 30, 2025	Year Ended December 31, 2024
From Operations:
Net investment income	$10,562,200	$19,237,126
Net realized gain (loss)	95,405,822	296,517,885
Change in unrealized appreciation	93,998,465	233,811,867
Change in Net Assets from Operations	199,966,487	549,566,878

Distributions to Shareholders from:
Total distributable earnings	(109,942,276)	(282,402,213)

From Capital Share Transactions:
Value of shares issued in payment of distributions (note 5)	52,411,514	123,709,797
Cost of shares purchased (note 5)	—	(278,744,260)
Change in Net Assets from Capital Share Transactions	52,411,514	(155,034,463)
Total Change in Net Assets	142,435,725	112,130,202

Net Assets:
Beginning of period	2,662,523,552	2,550,393,350
End of period	$2,804,959,277	$2,662,523,552
The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements (unaudited)

Adams Diversified Equity Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”) as a diversified investment company. The Fund is an internally managed closed-end fund whose investment objectives are preservation of capital, the attainment of reasonable income from investments, and an opportunity for capital appreciation.
1. SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation — The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates by Fund management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates and the valuations reflected in the financial statements may differ from the value the Fund ultimately realizes. Additionally, unpredictable events such as natural disasters, war, terrorism, global pandemics, and similar public health threats may significantly affect the economy, markets, and companies in which the Fund invests. The Fund could be negatively impacted if the value of portfolio holdings are harmed by such events.
Affiliates — The 1940 Act defines “affiliated companies” as those including companies in which the Fund owns 5% or more of the outstanding voting securities. Additionally, those companies in which the Fund owns more than 25% of the outstanding voting securities are considered to be “controlled” by the Fund. The Fund and its affiliates, Adams Natural Resources Fund, Inc. (“PEO”) and Adams Funds Advisers, LLC (“AFA”), have a shared management team.
PEO — The Fund owns 2,456,181 shares of PEO, a non-diversified, closed-end investment company, representing 9.1% of its outstanding shares. The Fund accounts for PEO as a portfolio investment that meets the definition of a non-controlled affiliate. Directors of the Fund are also directors of PEO.
AFA — In April 2015, Fund shareholders authorized the Fund to provide investment advisory services to external parties, and the Securities and Exchange Commission granted no-action relief under section 12(d)(3) of the 1940 Act to allow the Fund to create a separate, wholly-owned entity for this purpose. The Fund provided the initial capital for the start-up costs of AFA, a Maryland limited liability company, and the Fund is the sole member and General Manager, as provided by the Operating Agreement between AFA and the Fund. This structure mitigates the risk of potential liabilities for the Fund associated with any claims that may arise against AFA during the ordinary course of conducting its business. Given that AFA is an operating company that provides no services to the Fund, the Fund accounts for AFA as a portfolio investment that meets the definition of a controlled affiliate.
AFA’s profit is dependent on it having assets under management. At June 30, 2025, AFA had no assets under management. Failure to develop new relationships will impact AFA’s ability to generate revenue, and accordingly, the Fund’s valuation of its investment in AFA. While unlikely, to the extent that AFA’s operating costs exceed its assets held, the Fund may be required to provide additional capital to AFA to sustain its operations. For tax purposes, AFA’s operating income (or loss) is consolidated with that of the Fund.

Notes to Financial Statements (continued)

Distributions — Distributions to shareholders are recorded on the ex-dividend date. The Fund employs a Managed Distribution Policy (“MDP”) that pays level quarterly distributions at a committed rate of 8% of average net asset value per year. Average net asset value is based on the average of the previous four quarter-end net asset values per share prior to the declaration date. Distributions are generated from portfolio income and capital gains derived from managing the portfolio. If such earnings do not meet the distribution commitment, or it’s deemed in the best interest of shareholders, the Fund may return capital. A return of capital is not taxable to shareholders and does not necessarily reflect the Fund’s investment performance.
Expenses — The Fund and its affiliates share personnel, systems, and other infrastructure items and are charged a portion of the shared expenses. To protect the Fund from potential conflicts of interest, policies and procedures are in place covering the sharing of expenses among the entities. Expenses solely attributable to an entity are charged to that entity. Expenses that are not solely attributable to one entity are allocated in accordance with the Fund’s expense sharing policy. The Fund’s policy dictates that expenses, other than those related to personnel, are attributed to AFA based on the average estimated amount of time spent by all personnel on AFA-related activities relative to overall job functions; the remaining portion is attributed to the Fund and PEO based on relative net assets excluding affiliated holdings. Personnel-related expenses are attributed to AFA based on the individual’s time spent on AFA-related activities; the remaining portion is attributed to the Fund and PEO based on relative market values of portfolio securities covered for research staff and relative net assets excluding affiliated holdings for all others. Expense allocations are updated quarterly. Because AFA has no assets under management, only those expenses directly attributable to AFA are charged to AFA.
For the six months ended June 30, 2025, shared expenses totaled $8,738,240, of which $1,994,305 and $546 were charged to PEO and AFA, respectively, in accordance with the Fund’s expense sharing policy. There were no amounts due to, or due from, its affiliates at June 30, 2025.
Investment Transactions and Income — The Fund’s investment decisions are made by the portfolio management team with recommendations from the research staff. Policies and procedures are in place covering the allocation of investment opportunities among the Fund and its affiliates to protect the Fund from potential conflicts of interest. Investment transactions are accounted for on trade date. Realized gains and losses on sales of investments are recorded on the basis of specific identification. Dividend income is recognized on the ex-dividend date.
Segment Reporting — The Fund’s primary business is to invest assets to generate returns from investment income and capital appreciation and is operated as a single segment in carrying out its investment objectives. The Fund’s management committee, comprised of the Fund’s chief executive officer, chief financial officer, and general counsel, serves as the chief operating decision maker in determining key operating decisions that include capital allocation and expense structure for the Fund and executing significant contracts on behalf of the Fund. All significant expense categories are presented on the Statement of Operations and are used for budgeting purposes. The management committee uses change in net assets from operations, as presented on the Statement of Operations, and total investment return based on net asset value and ratio of expenses to average net assets, as presented on the Financial Highlights, to assess fund performance and allocate resources.

Notes to Financial Statements (continued)

Valuation — The Fund’s financial instruments are reported at fair value, which is defined as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund has a Valuation Committee (“Committee”) so that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight and approval by the Board of Directors, the Committee establishes methodologies and procedures to value securities for which market quotations are not readily available.
GAAP establishes the following hierarchy that categorizes the inputs used to measure fair value:
•
Level 1 — fair value is determined based on market data obtained from independent sources; for example, quoted prices in active markets for identical investments;

•
Level 2 — fair value is determined using other assumptions obtained from independent sources; for example, quoted prices for similar investments;

•
Level 3 — fair value is determined using the Fund’s own assumptions, developed based on the best information available under the circumstances.

Investments in securities traded on national exchanges are valued at the last reported sale price as of the close of regular trading on the relevant exchange on the day of valuation. Over-the-counter and listed equity securities for which a sale price is not available are valued at the last quoted bid price. Money market funds are valued at net asset value. These securities are generally categorized as Level 1 in the hierarchy.
Total return swap agreements are valued using independent, observable inputs, including underlying security prices, dividends, and interest rates. These securities are generally categorized as Level 2 in the hierarchy.
The Fund’s investment in its controlled affiliate, AFA, is valued by methods deemed reasonable in good faith by the Committee. Because AFA has no client assets under management, the Committee uses AFA’s total assets, comprised solely of cash, to approximate fair value. There was no uncertainty surrounding this input at the reporting date. Fair value determinations are reviewed on a regular basis and updated as needed. Given the absence of market quotations or observable inputs, the Fund’s investment in AFA is categorized as Level 3 in the hierarchy.
At June 30, 2025, the Fund’s financial instruments were classified as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks	$2,789,620,330	$—	$—	$2,789,620,330
Other investments	—	—	466,000	466,000
Short-term investments	15,677,797	—	—	15,677,797
Total investments	$2,805,298,127	$—	$466,000	$2,805,764,127

The following is a reconciliation of the change in the value of Level 3 investments:
Balance at December 31, 2024				$466,000
Purchases				—
Change in unrealized appreciation on investments in the Statement of Operations				—
Balance at June 30, 2025				$466,000

Notes to Financial Statements (continued)

2. FEDERAL INCOME TAXES
No federal income tax provision is required since the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income and gains to its shareholders. Additionally, management has analyzed the tax positions included in federal income tax returns from the previous three years that remain subject to examination, and concluded no provision was required. Any income tax-related interest or penalties would be recognized as income tax expense. At June 30, 2025, the identified cost of securities for federal income tax purposes was $1,427,737,696 and net unrealized appreciation aggregated $1,378,026,431, consisting of gross unrealized appreciation of $1,401,983,341 and gross unrealized depreciation of $23,956,910.
Distributions are determined in accordance with the Fund’s MDP and income tax regulations, which may differ from GAAP. Such differences are primarily related to the Fund’s retirement plan, equity-based compensation, wash sales, tax straddles for total return swaps, and investment in AFA. Differences that are permanent are reclassified in the capital accounts of the Fund’s annual financial statements and have no impact on net assets.
3. INVESTMENT TRANSACTIONS
Purchases and sales of portfolio investments, other than short-term investments, securities lending collateral, and derivative transactions, during the six months ended June 30, 2025 were $777,163,546 and $822,024,833, respectively.
4. DERIVATIVES
The Fund may invest in derivative instruments. The Fund uses derivatives for a variety of purposes, including, but not limited to, the ability to gain or limit exposure to particular market sectors or securities, to provide additional capital gains, to limit equity price risk in the normal course of pursuing its investment objectives, and/or to obtain leverage.
Total Return Swap Agreements — The Fund utilizes total return swap agreements in carrying out a paired trade strategy, where it enters into a long contract for a single stock and a short contract for a sector exchange-traded fund in comparable notional amounts. Total return swap agreements involve commitments based on a notional amount to pay interest in exchange for a market-linked return of a reference security. Upon closing a long contract, the Fund will receive a payment to the extent the total return of the reference security is positive for the contract period and exceeds the offsetting interest rate obligation or will make a payment if the total return is negative for the contract period. Upon closing a short contract, the Fund will receive a payment to the extent the total return of the reference security is negative for the contract period and exceeds the offsetting interest rate obligation or will make a payment if the total return is positive for the contract period. The fair value of each total return swap agreement is determined daily and the change in value is recorded as a change in unrealized appreciation on total return swap agreements in the Statement of Operations. Payments received or made upon termination during the period are recorded as a realized gain or loss on total return swap agreements in the Statement of Operations.
Total return swap agreements entail risks associated with counterparty credit, liquidity, and equity price risk. Such risks include that the Fund or the counterparty may default on its obligation, that there is no liquid market for these agreements, and that there may be unfavorable changes in the price of the reference security. To mitigate the Fund’s

Notes to Financial Statements (continued)

counterparty credit risk, the Fund enters into master netting and collateral arrangements with the counterparty. A master netting agreement allows either party to terminate the agreement prior to termination date and provides the ability to offset amounts the Fund owes the counterparty against the amounts the counterparty owes the Fund for a single net settlement. The Fund’s policy is to net all derivative instruments subject to a netting agreement and offset the value of derivative liabilities against the value of derivative assets. The net cumulative unrealized gain (asset) on open total return swap agreements or the net cumulative unrealized loss (liability) on open total return swap agreements is presented in the Statement of Assets and Liabilities. At June 30, 2025, there were no open total return swap agreements. During the six months ended June 30, 2025, the Fund did not invest in total return swap agreements.
A collateral arrangement requires each party to provide collateral with a value, adjusted daily and subject to a minimum transfer amount, equal to the net amount owed to the other party under the agreement. The counterparty provides cash collateral to the Fund and the Fund provides collateral by segregating portfolio securities, subject to a valuation allowance, into a tri-party account at its custodian. At June 30, 2025, there were no securities pledged as collateral and no cash collateral was held by the Fund.
5. CAPITAL STOCK
The Fund has 10,000,000 authorized and unissued preferred shares, $0.001 par value.
The Fund pays distributions four times a year under the MDP in newly issued shares of its Common Stock, unless a shareholder elects to receive cash. Shares are issued at the lower of the net asset value per share or the closing market price on the date of valuation. Prior to the adoption of the MDP, the Fund issued shares in payment of the fourth quarter distribution, by shareholder election, at the average market price on the date of valuation. Additionally, the Fund issues shares as dividend equivalents to holders of deferred stock units under the 2005 Equity Incentive Compensation Plan
The Fund may purchase shares of its Common Stock from time to time, in accordance with parameters set by the Board of Directors, at such prices and amounts as the portfolio management team deems appropriate. Additionally, the Fund will repurchase shares under the Fund’s enhanced discount management and liquidity program, subject to certain restrictions, when the discount exceeds 15% of net asset value for at least 30 consecutive trading days. The enhanced program also provides that the Fund will engage in a proportional tender offer to repurchase shares when the discount exceeds 19% of net asset value for 30 consecutive trading days, not to exceed one such offer in any twelve-month period.

Notes to Financial Statements (continued)

Transactions in its Common Stock for 2025 and 2024 were as follows:
	Shares		Amount
	Six months ended June 30, 2025	Year ended December 31, 2024	Six months ended June 30, 2025	Year ended December 31, 2024
Shares issued in payment of distributions (at a weighted average discount from net asset value of 4.4% and 8.0%, respectively)	2,539,149	5,939,511	$52,411,514	$123,709,797
Shares purchased in tender offer (at a weighted average discount from net asset value of 2.0% in 2024)	—	(12,405,174)	—	(278,744,260)
Net change	2,539,149	(6,465,663)	$52,411,514	$(155,034,463)
6. RETIREMENT PLANS
The Fund sponsors a qualified defined contribution plan for all employees with at least six months of service and a nonqualified defined contribution plan for eligible employees to supplement the qualified plan. The Fund matches employee contributions made to the plans and, subject to Board approval, may also make a discretionary contribution to the plans. During the six months ended June 30, 2025, the Fund recorded matching contributions of  $344,747 and a liability, representing the 2025 discretionary contribution, of  $158,104.
7. EQUITY-BASED COMPENSATION
The Fund’s 2005 Equity Incentive Compensation Plan, adopted at the 2005 Annual Meeting and reapproved at the 2010 Annual Meeting, expired on April 27, 2015. Restricted stock units granted to nonemployee directors that are 100% vested, but payment of which has been deferred at the election of the director, remain outstanding at June 30, 2025.
Outstanding awards were granted at fair market value on grant date (determined by the average of the high and low price on that date) and earn an amount equal to the Fund’s per share distribution, payable in reinvested shares, which are paid concurrently with the payment of the original share grant. A summary of the activity during the six months ended June 30, 2025 is as follows:
Awards	Units	Weighted Average Grant-Date Fair Value
Balance at December 31, 2024	13,480	$14.38
Reinvested dividend equivalents	443	20.64
Issued	(2,990)	16.45
Balance at June 30, 2025	10,933	$14.06
At June 30, 2025, the Fund had no unrecognized compensation cost. The total fair value of awards issued during the six months ended June 30, 2025 was $64,831.
8. OFFICER AND DIRECTOR COMPENSATION
The aggregate remuneration paid by the Fund during the six months ended June 30, 2025 to officers and directors amounted to $5,435,782, of which $258,081 was paid to

Notes to Financial Statements (continued)

non-employee directors. These amounts represent the taxable income, including $64,831 in deferred director compensation from previous years, to the Fund’s officers and directors and, therefore, may differ from the amounts reported in the accompanying Statement of Operations that are recorded and expensed in accordance with GAAP. At June 30, 2025, $2,446,916 was due to officers and directors, representing amounts related to estimated cash compensation and estimated retirement plan discretionary contributions payable to officers and reinvested dividend payments on deferred stock awards payable to directors.
9. PORTFOLIO SECURITIES LOANED
The Fund makes loans of securities to approved brokers to earn additional income. The loans are collateralized by cash and/or U.S. Treasury and government agency obligations valued at 102% of the value of the securities on loan. The market value of the loaned securities is calculated based upon the most recent closing prices and any additional required collateral is delivered to the Fund on the next business day. On loans collateralized by cash, the cash collateral is invested in a registered money market fund. The Fund accounts for securities lending transactions as secured financing and retains a portion of the income from lending fees and interest on the investment of cash collateral. The Fund also continues to receive dividends on the securities loaned. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Fund. At June 30, 2025, the Fund had no securities on loan. The Fund is indemnified by the custodian, serving as lending agent, for the loss of loaned securities and has the right under the lending agreement to recover the securities from the borrower on demand.
10. LEASES
The Fund and its affiliates jointly lease office space and equipment under non-cancelable lease agreements expiring at various dates through 2029. Payments are made in aggregate pursuant to these agreements but are deemed variable for each entity, as the allocable portion to each entity fluctuates when applying the expense sharing policy among all affiliates at each payment date. Variable payments of this nature do not require recognition of an asset or an offsetting liability in the Statement of Assets and Liabilities and are recognized as rental expense on a straight-line basis over the lease term within occupancy and other office expenses in the Statement of Operations. During the six months ended June 30, 2025, the Fund recognized rental expense of  $177,619.
11. COMMITMENTS AND CONTINGENCIES
In the normal course of business, the Fund enters into agreements that can expose the Fund to some risk of loss. The risk of future loss arising from any such agreements, while not quantifiable, is expected to be remote. As such, and as of the end of the reporting period, the Fund did not have any unfunded commitments. From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Fund’s rights under contracts or within bylaws. As of the end of the reporting period, management has determined that any legal proceedings the Fund is subject to are unlikely to have a material impact to the Fund’s financial statements.

Financial Highlights

	(unaudited) Six Months Ended
	June 30, 2025	June 30, 2024	Year Ended December 31,
			2024	2023	2022	2021	2020
Per Share Operating Performance
Net asset value, beginning of period	$22.64	$20.56	$20.56	$17.38	$22.50	$20.06	$17.93
Net investment income	0.09	0.06	0.16	0.17	0.19	0.17	0.20
Net realized gain (loss) and change in unrealized appreciation	1.57	3.17	4.46	4.40	(4.18)	5.42	3.01
Total from operations	1.66	3.23	4.62	4.57	(3.99)	5.59	3.21
Less distributions from:
Net investment income		(0.09)	(0.17)	(0.15)	(0.18)	(0.20)	(0.19)
Net realized gain		(0.01)	(2.33)	(1.15)	(0.89)	(2.78)	(0.84)
Total distributions	(0.93) (a)	(0.10)	(2.50)	(1.30)	(1.07)	(2.98)	(1.03)
Capital share repurchases (note 5)	—	—	0.05	—	—	—	—
Reinvestment of distributions (note 5)	(0.02)	—	(0.09)	(0.09)	(0.06)	(0.17)	(0.05)
Total capital share transactions	(0.02)	—	(0.04)	(0.09)	(0.06)	(0.17)	(0.05)
Net asset value, end of period	$23.35	$23.69	$22.64	$20.56	$17.38	$22.50	$20.06
Market price, end of period	$21.71	$21.49	$20.20	$17.71	$14.54	$19.41	$17.29

Total Investment Return (b)
Based on market price	12.4%	22.0%	28.1%	31.2%	-19.8%	29.9%	16.4%
Based on net asset value	7.8%	15.8%	23.6%	27.5%	-17.3%	29.8%	18.8%

Ratios/Supplemental Data (c)
Net assets, end of period (in millions)	$2,805	$2,938	$2,663	$2,550	$2,101	$2,653	$2,227
Ratio of expenses to average net assets	0.52%	0.59%	0.56%	0.61%	0.54%	0.56%	0.60%
Ratio of net investment income to average net assets	0.80%	0.58%	0.70%	0.90%	0.98%	0.77%	1.12%
Portfolio turnover	59.0%	68.4%	61.4%	63.6%	67.7%	64.4%	58.7%
Number of shares outstanding at end of period (in 000’s)	120,125	124,052	117,586	124,052	120,900	117,872	111,027

(a)
The character of distributions will be determined based on the Fund’s investment performance for the full calendar year and will be determined at the end of the year.

(b)
Total investment return is calculated assuming a purchase of a Fund share at the beginning of the period and a sale on the last day of the period reported either at net asset value or market price per share, excluding any brokerage commissions. Distributions are assumed to be reinvested at the lower of the net asset value per share or the closing NYSE market price on the distribution’s valuation date.

(c)
Ratios and portfolio turnover presented on an annualized basis.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments

June 30, 2025
(unaudited)
	Shares	Value (a)
Common Stocks — 99.5%
Communication Services — 9.8%
Alphabet Inc. Class A	540,500	$95,252,315
Meta Platforms, Inc. Class A	125,500	92,630,295
Netflix, Inc. (b)	34,822	46,631,185
Spotify Technology SA (b)	9,100	6,982,794
TKO Group Holdings, Inc. Class A	54,300	9,879,885
T-Mobile US, Inc.	96,900	23,087,394
		274,463,868
Consumer Discretionary — 10.7%
Amazon.com, Inc. (b)	522,700	114,675,153
Booking Holdings Inc.	5,600	32,419,744
Consumer Discretionary Select Sector SPDR Fund	31,700	6,889,361
Domino’s Pizza, Inc.	25,900	11,670,540
Home Depot, Inc.	37,900	13,895,656
McDonald’s Corporation	65,500	19,137,135
O’Reilly Automotive, Inc. (b)	247,500	22,307,175
Skechers U.S.A., Inc. Class A (b)	181,100	11,427,410
Tesla, Inc. (b)	121,800	38,690,988
Uber Technologies, Inc. (b)	309,300	28,857,690
		299,970,852
Consumer Staples — 5.8%
Coca-Cola Company	144,000	10,188,000
Colgate-Palmolive Company	89,200	8,108,280
Costco Wholesale Corporation	13,700	13,562,178
Kenvue, Inc.	752,500	15,749,825
PepsiCo, Inc.	47,800	6,311,512
Philip Morris International Inc.	188,335	34,301,454
Post Holdings, Inc. (b)	116,400	12,691,092
Procter & Gamble Company	70,249	11,192,071
Sysco Corporation	196,700	14,898,058
Walmart Inc.	353,243	34,540,100
		161,542,570
Energy — 3.2%
Adams Natural Resources Fund, Inc. (c)(f)	2,456,181	52,488,588
Baker Hughes Company	309,400	11,862,396
Chevron Corporation	133,500	19,115,865
Hess Corporation	49,100	6,802,314
		90,269,163

Schedule of Investments (continued)

June 30, 2025
(unaudited)
	Shares	Value (a)
Financials — 13.8%
American International Group, Inc.	209,500	$17,931,105
Apollo Global Management, Inc.	92,300	13,094,601
Bank of America Corp.	930,868	44,048,674
Berkshire Hathaway Inc. Class B (b)	95,443	46,363,346
Capital One Financial Corporation	157,670	33,545,869
CME Group Inc. Class A	87,100	24,006,502
Fiserv, Inc. (b)	66,300	11,430,783
Goldman Sachs Group, Inc.	49,800	35,245,950
JPMorgan Chase & Co.	238,063	69,016,844
Mastercard Incorporated Class A	55,162	30,997,734
Progressive Corporation (b)	75,600	20,174,616
Visa Inc. Class A	116,861	41,491,498
		387,347,522
Health Care — 9.2%
AbbVie, Inc.	187,700	34,840,874
Boston Scientific Corporation (b)	213,700	22,953,517
Cencora, Inc.	77,100	23,118,435
Cigna Group	40,200	13,289,316
Eli Lilly and Company	41,968	32,715,315
Health Care Select Sector SPDR Fund	134,000	18,061,860
Insulet Corporation (b)	40,700	12,787,126
Johnson & Johnson	102,800	15,702,700
Medtronic plc	192,900	16,815,093
Quest Diagnostics Incorporated	52,100	9,358,723
Regeneron Pharmaceuticals, Inc.	19,700	10,342,500
Thermo Fisher Scientific Inc.	40,300	16,340,038
UnitedHealth Group Incorporated	50,800	15,848,076
Vertex Pharmaceuticals Incorporated (b)	35,100	15,626,520
		257,800,093
Industrials — 8.1%
3M Company	138,000	21,009,120
Boeing Company (b)	120,600	25,269,318
Carrier Global Corporation	277,200	20,288,268
Deere & Company	46,000	23,390,540
GE Aerospace	160,700	41,362,573
GE Vernova Inc.	45,200	23,917,580
Parker-Hannifin Corporation	22,700	15,855,269
Paycom Software, Inc.	41,500	9,603,100
Republic Services, Inc.	68,500	16,892,785
RTX Corporation	103,500	15,113,070
Trane Technologies plc	31,600	13,822,156
		226,523,779

Schedule of Investments (continued)

June 30, 2025
(unaudited)
	Shares	Value (a)
Information Technology — 32.7%
Accenture plc Class A	24,619	$7,358,373
Advanced Micro Devices, Inc. (b)	128,000	18,163,200
Analog Devices, Inc.	79,000	18,803,580
Apple Inc.	831,000	170,496,270
Arista Networks, Inc. (b)	213,664	21,859,964
Atlassian Corporation Class A (b)	62,500	12,693,125
Autodesk, Inc. (b)	40,700	12,599,499
Broadcom Inc.	267,200	73,653,680
Cisco Systems, Inc.	374,800	26,003,624
International Business Machines Corporation	129,700	38,232,966
Lam Research Corporation	283,900	27,634,826
Microsoft Corporation	434,400	216,074,904
NVIDIA Corporation	1,328,000	209,810,720
Oracle Corporation	48,800	10,669,144
Palantir Technologies Inc. Class A (b)	39,300	5,357,376
Palo Alto Networks, Inc. (b)	107,800	22,060,192
Salesforce, Inc.	94,000	25,632,860
		917,104,303
Materials — 1.7%
Crown Holdings, Inc.	104,700	10,782,006
Ecolab Inc.	57,400	15,465,856
Freeport-McMoRan, Inc.	187,200	8,115,120
Sherwin-Williams Company	42,300	14,524,128
		48,887,110
Real Estate — 2.1%
American Tower Corporation	91,200	20,157,024
AvalonBay Communities, Inc.	57,600	11,721,600
CBRE Group, Inc. Class A (b)	98,200	13,759,784
VICI Properties Inc.	421,600	13,744,160
		59,382,568
Utilities — 2.4%
Constellation Energy Corporation	29,300	9,456,868
Duke Energy Corporation	150,000	17,700,000
Entergy Corporation	219,500	18,244,840
Eversource Energy	215,000	13,678,300
Vistra Corp.	37,400	7,248,494
		66,328,502
Total Common Stocks
(Cost $1,411,589,309)		2,789,620,330

Schedule of Investments (continued)

June 30, 2025
(unaudited)
	Shares	Value (a)
Other Investments — 0.0%
Financials — 0.0%
Adams Funds Advisers, LLC (b)(d)(f)
(Cost $150,000)		$466,000
Short-Term Investments — 0.5%
Money Market Funds — 0.5%
Morgan Stanley Institutional Liquidity Funds Prime Portfolio, Institutional Class, 4.34% (e)	14,496,960	14,498,409
Northern Institutional Funds Treasury Portfolio, Premier Class, 4.16% (e)	1,179,388	1,179,388
Total Short-Term Investments
(Cost $15,678,107)		15,677,797
Total — 100.0%
(Cost $1,427,417,416)		2,805,764,127
Other Assets Less Liabilities — 0.0%		(804,850)
Net Assets — 100.0%		$2,804,959,277

(a)
Common stocks are listed on the New York Stock Exchange or NASDAQ and are valued at the last reported sale price on the day of valuation. See note 1 to financial statements.

(b)
Presently non-dividend paying.

(c)
Non-controlled affiliate, a closed-end sector fund, registered as an investment company under the Investment Company Act of 1940.

(d)
Controlled affiliate valued using fair value procedures.

(e)
Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.

(f)
During the six months ended June 30, 2025, investments in affiliates were as follows:

Affiliate	Shares held	Net realized gain (loss) and capital gain distributions	Dividend income	Change in unrealized appreciation	Value
Adams Funds Advisers, LLC (controlled)	n/a	$—	$—	$—	$466,000
Adams Natural Resources Funds, Inc. (non-controlled)*	2,456,181	140,456	2,346,287	(890,016)	52,488,588
Total		$140,456	$2,346,287	$(890,016)	$52,954,588

*
The Fund elected to receive 115,248 shares (cost basis $2,486,721) in lieu of cash for distributions received in 2025. Cost basis at end of period was $39,943,420.

The accompanying notes are an integral part of the financial statements.

Principal Changes in Portfolio Securities

During the Six Months Ended June 30, 2025
(unaudited)
	Dollar Amount Traded in the Period	Percent of Net Assets Held at Period-End
Additions
GE Aerospace	$32,376,942	1.5%
Boeing Company	23,982,576	0.9
CME Group Inc. Class A	21,773,421	0.9
Deere & Company	21,607,778	0.8
Progressive Corporation	20,254,986	0.7
3M Company	20,213,923	0.7
Republic Services, Inc.	17,473,110	0.6
Duke Energy Corporation	17,402,430	0.6
Advanced Micro Devices, Inc.	16,581,581	0.6
Kenvue, Inc.	15,726,723	0.6
Palo Alto Networks, Inc.	15,504,953*	0.8
Mastercard Incorporated Class A	15,331,663*	1.1
Sherwin-Williams Company	15,288,748	0.5
GE Vernova Inc.	15,204,753	0.9
Ecolab Inc.	14,483,753	0.6

Reductions
Automatic Data Processing, Inc.	28,604,796	—
Allstate Corporation	24,367,470	—
Morgan Stanley	23,944,824	—
S&P Global, Inc.	23,938,281	—
Linde plc	23,901,222	—
PNC Financial Services Group, Inc.	22,607,670	—
Accenture plc Class A	21,829,031	0.3
Zoetis, Inc. Class A	19,663,569	—
NextEra Energy, Inc.	18,992,790	—
Union Pacific Corporation	18,693,632	—
Hubbell Incorporated	18,503,573	—
PayPal Holdings, Inc.	18,369,969	—
RTX Corporation	17,867,265	0.5
HCA Healthcare, Inc.	17,187,808	—
Micron Technology, Inc.	17,027,716	—
WEC Energy Group, Inc.	16,675,472	—
L3Harris Technologies, Inc.	16,405,150	—
Verizon Communications Inc.	15,044,795	—

*
Addition to an existing position

The transactions presented above are those that exceeded .50% of period-end net assets, representing new positions, fully-eliminated positions, and the largest net additions and reductions to existing portfolio securities, as noted, and exclude those in sector exchange-traded funds.

Historical Financial Statistics

(unaudited)
Year	(000’s) Value Of Net Assets	(000’s) Shares Outstanding	Net Asset Value Per Share	Market Value Per Share	Income Dividends Per Share	Capital Gains Distributions Per Share	Return of Capital Distributions Per Share	Total Dividends and Distributions Per Share	Annual Distribution Rate*
2015	$1,472,144	97,914	$15.04	$12.83	$.14	$.79	$—	$.93	6.8%
2016	1,513,498	99,437	15.22	12.71	.18	.81	—	.99	7.8
2017	1,785,772	101,736	17.55	15.03	.22	1.16	—	1.38	9.8
2018	1,580,889	106,206	14.89	12.62	.21	1.79	—	2.00	12.9
2019	1,951,592	108,865	17.93	15.77	.22	1.20	—	1.42	9.6
2020	2,227,273	111,027	20.06	17.29	.19	.84	—	1.03	6.8
2021	2,652,528	117,872	22.50	19.41	.20	2.78	—	2.98	15.7
2022	2,100,738	120,900	17.38	14.54	.18	.89	—	1.07	6.3
2023	2,550,393	124,052	20.56	17.71	.15	1.15	—	1.30	8.1
2024	2,662,524	117,586	22.64	20.20	.17	2.33	—	2.50	10.9
June 30, 2025	2,804,959	120,125	23.35	21.71	—	—	—	.93**	—

*
For 2024, the annual distribution rate is calculated as the total dividends and distributions per share for the year divided by the average of the Fund’s net asset value per share for the four quarter-end periods ending September 30, in accordance with the Managed Distribution Policy adopted in May 2024. Prior to that, the calculation was based on the Fund’s average month-end stock price for the twelve months ended October 31, in accordance with the annual 6% minimum distribution rate commitment then in effect.

**
The character of distributions will be determined based on the Fund’s investment performance for the full calendar year and will be determined at the end of the year.

Annual Meeting of Stockholders

(unaudited)
The Annual Meeting of Stockholders was held on April 17, 2025. On the proposal to elect two Class I directors to serve until the annual meeting of stockholders in 2028 and until their successors are duly elected and qualify, the following votes were cast:
	Votes For	Votes Withheld
James P. Haynie	65,378,167	22,861,708
Lauriann C. Kloppenburg	64,404,235	23,835,640
A proposal to ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for 2025 was approved with 84,985,130 votes for, 1,412,232 votes against, and 1,842,513 shares abstaining.

Other Information

(unaudited)
Electronic Delivery of Shareholder Reports
The Fund offers shareholders the benefits and convenience of viewing Quarterly and Annual Reports and other shareholder materials online. With your consent, paper copies of these documents will cease with the next mailing and will be provided via e-mail. Reduce paper mailed to your home and help lower the Fund’s printing and mailing costs. To enroll, registered shareholders with the Fund’s transfer agent, Computershare, should call 877-260-8188, or log in to their account to update e-delivery preferences.
Shareholders using brokerage accounts should contact their broker.
Proxy Voting Policies and Record
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and the Fund’s proxy voting record for the 12-month period ended June 30, 2025 are available (i) without charge, upon request, by calling the Fund’s toll free number at (800) 638-2479; (ii) on the Fund’s website: www.adamsfunds.com; and (iii) on the Securities and Exchange Commission’s website: www.sec.gov.
Statement on Quarterly Filing of Complete Portfolio Schedule
In addition to publishing its complete schedule of portfolio holdings in the First and Third Quarter Reports to Shareholders, the Fund also files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the Securities and Exchange Commission on Form N-PORT. The form is available on the Commission’s website: www.sec.gov. The Fund also posts a link to its filings on its website: www.adamsfunds.com.

Disclaimers
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of stocks held by the Fund, the conditions in the U.S. and international financial markets, the price at which shares of the Fund will trade in the public markets, and other factors discussed in the Fund’s periodic filings with the Securities and Exchange Commission.
This report is transmitted to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

Adams Diversified Equity Fund, Inc.

Board of Directors
Kenneth J. Dale (1) (5)	Mary Chris Jammet (1) (2) (3) (4)
Frederic A. Escherich (2) (3) (4)	Lauriann C. Kloppenburg (1) (2) (3) (4)
James P. Haynie (1)	Jane Musser Nelson (1) (2) (3) (4)

(1)
Member of Executive Committee

(2)
Member of Audit Committee

(3)
Member of Compensation Committee

(4)
Member of Nominating and Governance Committee

(5)
Chair of the Board

Officers
James P. Haynie, CFA	Chief Executive Officer
D. Cotton Swindell, CFA	President
Brian S. Hook, CFA, CPA	Vice President and Chief Financial Officer
Janis F. Kerns	Vice President, General Counsel, Secretary, and Chief Compliance Officer
Gregory W. Buckley	Vice President—Research
Xuying Chang, CFA	Vice President—Research
Michael A. Kijesky, CFA	Vice President—Research
Michael E. Rega, CFA	Vice President—Research
William H. Reinhardt, CFA	Vice President—Research
David R. Schiminger, CFA	Vice President—Research
Jeffrey R. Schollaert, CFA	Vice President—Research
Christine M. Sloan, CPA	Treasurer and Director of Human Resources

500 East Pratt Street, Suite 1300, Baltimore, MD 21202
410.752.5900   800.638.2479
Website: www.adamsfunds.com
Tickers: ADX (NYSE), XADEX (NASDAQ)
Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP
Custodian of Securities: The Northern Trust Company
Transfer Agent & Registrar: Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940-3078
(877) 260-8188
Website: www.computershare.com/us
Email: info@computershare.com

Item 2. Code of Ethics.

Item not applicable to semi-annual report.

Item 3. Audit Committee Financial Expert.

Item not applicable to semi-annual report.

Item 4. Principal Accountant Fees and Services.

Item not applicable to semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Item not applicable to semi-annual report.

Item 6. Investments.

(a) This schedule is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a) Not applicable.

(b) Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

(1) Not applicable.

(2) Not applicable.

(3) Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

(1) Not applicable.

(2) Not applicable.

(3) Not applicable.

(4) Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

(1) Not applicable.

(2) Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Item not applicable to semi-annual report.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a) Item not applicable to semi-annual report.

(b) Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

	Total Number of Shares (or Units) Purchased	Average Price Paid per Share (or Unit)	Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
1/1/25-1/31/25	0	$--	0	4,828,818
2/1/25-2/28/25	0	--	0	4,828,818
3/1/25-3/31/25	0	--	0	4,828,818
4/1/25-4/30/25	0	--	0	4,828,818
5/1/25-5/31/25	0	--	0	4,828,818
6/1/25-6/30/25	0	--	0	4,828,818
Total	0	$--	0

(1) There were no shares purchased other than through a publicly announced plan or program.

(2a) The share repurchase plan was announced on December 11, 2014, with an additional authorization announced on December 18, 2018. On September 22, 2020, the Fund announced an enhanced discount management and liquidity program whereby the Fund will purchase shares, subject to certain restrictions, when the discount exceeds 15% of net asset value for at least 30 consecutive trading days. The enhanced program also provides the Fund will engage in a proportional tender offer to purchase shares when the discount exceeds 19% of net asset value for 30 consecutive trading days, not to exceed one such offer in any twelve-month period.

(2b) The share amount approved in 2014 was 5% of then-outstanding shares, or 4,667,000 shares, and 5,314,566 additional shares were approved in 2018.

(2c) The share repurchase plan has no expiration date.

(2d) None.

(2e) None.

Item 15. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors made or implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A), or this Item.

Item 16. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There have been no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies.

Item not applicable to semi-annual report.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19. Exhibits.

(a)	(1)	Not applicable; see registrant’s response to Item 2 above.

	(2)	Not applicable.

	(3)	Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

	(4)	Not applicable.

	(5)	Not applicable.

(b) A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Adams Diversified Equity Fund, Inc.

By:	/s/ James P. Haynie
James P. Haynie
Chief Executive Officer
(Principal Executive Officer)

Date:	July 30, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James P. Haynie
James P. Haynie
Chief Executive Officer
(Principal Executive Officer)

Date:	July 30, 2025

By:	/s/ Brian S. Hook
Brian S. Hook
Vice President & Chief Financial Officer
(Principal Financial Officer)

Date:	July 30, 2025